Neuberger Berman ETF Trust® (“ETF Trust”)
          Neuberger Berman Quality Select ETF (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated April 30, 2025, as each may be amended and supplemented

The Board of Trustees for the ETF Trust has approved a change in the name of the Fund. Accordingly, effective October 15, 2025 (the “Effective Date”), the name of the Fund will change as follows:

Current Fund Name	New Fund Name
Neuberger Berman Quality Select ETF	Neuberger Quality Select ETF

On the Effective Date, all references to Neuberger Berman Quality Select ETF in the Fund’s Prospectus and SAI, are deleted and replaced with Neuberger Quality Select ETF.

The date of this supplement is October 15, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com